UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 12, 2011

THOMPSON CREEK METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-33783	98-0583591
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

26 West Dry Creek Circle
Suite 810
Littleton, Colorado 80120

(Address of Principal Executive Offices)

(303) 761-8801

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 7.01.  Regulation FD Disclosure.

On September 12, 2011, Thompson Creek Metals Company Inc. (the “Company”) filed a new 43-101 Technical Report for its Endako Mine (the “Report”).  The complete Report can be found with the Company’s other Canadian securities filings on SEDAR at www.sedar.com.

The Report for the Endako Mine was prepared in accordance with the Canadian Securities Administrators’ National Instrument 43-101 (“NI 43-101”) by John M. Marek, P.E. of Independent Mining Consultants, Inc., an independent Qualified Person as defined by NI 43-101.  As a reporting issuer under Canadian securities laws, the Company is required to prepare its technical reports in accordance with the policies of NI 43-101, the Canadian securities laws and the rules of the Toronto Stock Exchange.

All mineral resources and mineral reserves in the Report were estimated in accordance with the definition standards on mineral resources and mineral reserves of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101. U.S. reporting requirements for disclosure of mineral properties are governed by the U.S. Securities and Exchange Commission’s Industry Guide 7 (“Guide 7”).  NI 43-101 and Guide 7 standards are substantially different. The terms “mineral resource,” “measured mineral resource,” “indicated mineral resource” and “inferred mineral resource” are Canadian mining terms defined in NI 43-101. These definitions differ significantly from the definitions in Guide 7. Investors are cautioned not to assume that any part of the mineral deposits in these categories will ever be converted into reserves. In particular, there is significant uncertainty as to the existence, and great uncertainty as to the economic and legal feasibility, of “inferred mineral resources”. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian rules, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, except in rare cases.  Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically or legally mineable.

On September 12, 2011, the Company issued a press release with respect to the Report.  A copy of this press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Thompson Creek Metals Company Inc. Press Release dated September 12, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMPSON CREEK METALS COMPANY INC.

	By:	/s/ Wendy Cassity
Date: September 12, 2011	Name:	Wendy Cassity
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Thompson Creek Metals Company Inc. Press Release dated September 12, 2011